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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2006

                                COLUMBIA BANCORP
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             (Exact name of registrant as specified in its chapter)

           Oregon                       0-27938                  93-1193156
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
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                    (Address of principal executive offices)

                                 (541) 298-6649
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

On June 6, 2006, Columbia Bancorp (the "Company") issued a press release announcing that the Board of Directors approved a repurchase of $1.5 million of its common stock. The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1     Press Release of the Company, dated June 6, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 6, 2006                    /s/ Roger L. Christensen
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                                        Roger L. Christensen, President and
                                        Chief Executive - Columbia River Bank;
                                        President and Chief Executive Officer -
                                        Columbia Bancorp

Dated:  June 6, 2006
                                        /s/ Greg B. Spear
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                                        Greg B. Spear, Executive Vice President,
                                        Chief Financial Officer - Columbia
                                        River Bank; and Chief Financial
                                        Officer - Columbia Bancorp